UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                              -------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (date of
earliest event reported):                 August 30, 2001



Commission      Registrant, State of Incorporation,          I.R.S. Employer
File Number     Address and Telephone Number                 Identification No.
-----------     -----------------------------------          ------------------

1-6047          GPU, Inc.                                      13-5516989
                (a Pennsylvania corporation)
                300 Madison Avenue
                Morristown, New Jersey 07962-1911
                Telephone (973) 401-8200

1-3141          Jersey Central Power & Light Company           21-0485010
                (a New Jersey corporation)
                2800 Pottsville Pike
                Reading, Pennsylvania 19640-0001
                Telephone (610) 929-3601

ITEM 5.     OTHER EVENTS.
            ------------

      On August 30, 2001, the Administrative Law Judge ("ALJ") hearing the case for the New Jersey Board of Public Utilities ("NJBPU") issued a recommended decision approving the Stipulation of Settlement ("Settlement") previously reported concerning the petition filed with the NJBPU by GPU, Inc.'s ("GPU") subsidiary, Jersey Central Power & Light Company ("JCP&L"), and FirstEnergy Corp. ("FirstEnergy"), in connection with the merger between GPU and FirstEnergy. Parties to the Settlement include JCP&L, FirstEnergy, the Staff of the NJBPU, the New Jersey Division of the Ratepayer Advocate, Independent Energy Producers of New Jersey, The NewPower Company, Shell Energy Services Co., LLC and Co-Steel Sayreville, Inc. The ALJ, among other things, found the Settlement to be in the public interest, and he has filed the recommended decision with the NJBPU for its consideration. The Settlement addresses New Jersey regulatory conditions for consummating GPU's proposed merger with FirstEnergy of Akron, Ohio. The NJBPU may adopt, reject or modify the recommended decision.

      A copy of the Settlement was filed as an exhibit to registrants' Form 8-K dated August 28, 2001.

      Copies of the recommended decision and GPU's related news release are annexed as exhibits hereto.

      ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
                  -----------------------------------------
 INFORMATION AND  EXHIBITS.
 -------------------------


      (c)   Exhibits

            1. Administrative Law Judge's Recommended Decision, dated August 30, 2001.

            2.    GPU News Release, dated August 31, 2001.

                                    SIGNATURE

      PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANTS HAVE DULY CAUSED THIS REPORT TO BE SIGNED ON THEIR BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.


                              GPU, INC.
                              JERSEY CENTRAL POWER & LIGHT COMPANY




                              By: /s/ T. G. Howson
                                   -------------------------------
                                   T. G. Howson, Vice President
                                   and Treasurer


Date:   September 4, 2001